SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: November 20, 2002
(Date of earliest event reported)



                           DVI Receivables Corp. VIII
             (Exact name of registrant as specified in its charter)


Delaware                                 333-81454                    25-1824149
--------                                 ---------                    ----------
(State or Other Jurisdiction            (Commission             (I.R.S. Employer
of Incorporation)                       File Number)         Identification No.)


   2500 York Road, Jamison, Pennsylvania                      18929
   -------------------------------------                      -----
  (Address of Principal Executive Office)                (Zip Code)


        Registrant's telephone number, including area code: (215) 488-5000
                                                            --------------


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Item 5.           OTHER EVENTS.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS



                 ITEM 601(a) OF
                 REGULATION S-K
EXHIBIT NO.      EXHIBIT NO.           DESCRIPTION
-----------      -----------           -----------

  1                  25.1              Statement of eligibility, of U.S.
                                       Bank Trust National Association on
                                       Form T-1 under the Trust Indenture
                                       Act of 1939 of a Corporation
                                       designated to act as Trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                        DVI RECEIVABLES CORP. VIII

                                        BY: /s/ Matthew E. Goldenberg
                                            -------------------------------
                                        NAME:   Matthew E. Goldenberg
                                        TITLE:  Assistant Treasurer

Dated: November 20, 2002

                                  EXHIBIT INDEX


                     Item 601 (a) of Sequentially
Exhibit              Regulation S-K                     Numbered
Number               Exhibit No.                        Description
------               -----------                        -----------

1                    25.1                               Form T-1